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                                                                   EXHIBIT 10.24



                         RIBI IMMUNOCHEM RESEARCH, INC.
                             1996 STOCK OPTION PLAN


                               SECTION 1: PURPOSE

          The purpose of the Ribi ImmunoChem Research, Inc. 1996 Stock Option Plan (the "Plan") is to further the growth and development of Ribi ImmunoChem Research, Inc. (the "Company") by affording an opportunity for stock ownership to selected employees, Directors and consultants of the Company and its Subsidiaries who are responsible for the conduct and management of its business or who are involved in endeavors significant to its success.

                             SECTION 2: DEFINITIONS

          Unless otherwise indicated, the following words when used herein shall have the following meanings:

          (a) "Board of Directors" shall mean the Board of Directors of the Company.

          (b) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          (c) "Common Stock" shall mean the Company's common stock (par value $.001 per share) and any share or shares of the Company's stock hereafter issued or issuable in substitution for such shares.

          (d) "Disability" shall mean a person's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

          (e) "Director" shall mean a member of the Board of Directors.

          (f) "Incentive Stock Option" shall mean any option granted to an eligible employee under the Plan, which the Company intends at the time the option is granted to be an Incentive Stock Option within the meaning of Section 422 of the Code.

          (g) "Nonqualified Stock Option" shall mean any option granted to an eligible employee, Non-Employee Director or consultant under the Plan which is not an Incentive Stock Option.

          (h) "Non-Employee Director" shall mean any Director who is not an employee of the Company.

          (i) "Option" shall mean and refer collectively to Incentive Stock Options and Nonqualified Stock Options.

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          (j)  "Optionee" shall mean any employee, Non-Employee Director or consultant who is granted an option under the Plan. "Optionee" shall also mean the personal representative of an Optionee and any other person who acquires the right to exercise an Option by bequest or inheritance.

          (k) "Stock Appreciation Right" shall mean a right to surrender to the Company all or a portion of an Option, to the extent the Option is then exercisable, and to receive in exchange a payment as provided in Section 11.

          (l) "Subsidiary" shall mean a subsidiary corporation of the Company as defined in Section 424(f) of the Code.

                            SECTION 3: EFFECTIVE DATE

          The effective date of the Plan is February 11, 1996; provided, however, that such adoption is subject to approval and ratification by the stockholders of the Company within 12 months of the effective date. No Options may be granted under the Plan prior to approval of the Plan by the stockholders of the Company.

                            SECTION 4: ADMINISTRATION

          4.1 ADMINISTRATIVE COMMITTEE. The Plan shall be administered by the Board of Directors of the Company (the "Board"). Subject to Subsection 4.3 below, the Board may delegate the responsibility for administering the Plan to a committee, under such terms and conditions as the Board shall determine (the "Committee"). The Committee shall consist of two or more members of the Board or such lesser number of members of the Board as permitted by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). Except as permitted by Rule 16b-3, none of the members of the Committee shall receive, while serving on the Committee, or during the one-year period preceding appointment to the Committee, a grant or award of equity securities under (a) the Plan or (b) any other plan of the Company or its affiliates under which the participants are entitled to acquire Common Stock, Options, related rights or Stock Appreciation Rights of the Company or any of its Subsidiaries, other than pursuant to the grant of Options provided in Subsection 7.8 below, and pursuant to transactions in any such other plan which do not disqualify a Director from being a disinterested person under Rule 16b-3. The limitations set forth in this Subsection 4.1 shall automatically incorporate any additional requirements that may in the future be necessary for the Plan to comply with Rule 16b-3. Members of the Committee shall serve at the pleasure of the Board. If the Board does not delegate administration of the Plan to the Committee, then each reference in this Plan to "the Committee" shall be construed to refer to the Board.

          4.2 COMMITTEE MEETINGS AND ACTIONS. The Committee shall hold meetings at such times and places as it may determine and shall select one of its members as chairman. A majority of the members of the Committee shall constitute a



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quorum, and the acts of the majority of the members present at a meeting or a consent in writing signed by all members of the Committee shall be the acts of the Committee and shall be final, binding and conclusive upon all persons, including the Company, its Subsidiaries, its stockholders, and all persons having any interest in Options which may be or have been granted pursuant to the Plan.

          4.3 POWERS OF COMMITTEE. Except for Options granted to Non-Employee Directors pursuant to Subsection 7.8, the Committee shall have the full and exclusive right to grant and determine terms and conditions of all Options granted under the Plan and to prescribe, amend and rescind rules and regulations for administration of the Plan. In granting Options, the Committee shall take into consideration the contribution the Optionee has made or may make to the success of the Company or its Subsidiaries and such other factors as the Committee shall determine. Except for Options granted to Non-Employee Directors pursuant to Subsection 7.8, the Committee may amend the terms of any outstanding Option granted under this Plan, but any amendment which would adversely affect the Optionee's rights under an outstanding Option shall not be made without the Optionee's written consent. The Committee may, with the Optionee's written consent, cancel any outstanding Option or accept any outstanding Option in exchange for a new Option.

          4.4 INTERPRETATION OF PLAN. The determination of the Committee as to any disputed question arising under the Plan, including questions of construction and interpretation, shall be final, binding and conclusive upon all persons, including the Company, its Subsidiaries, its stockholders and all persons having any interest in Options which may be or have been granted pursuant to the Plan.

                      SECTION 5: STOCK SUBJECT TO THE PLAN

          5.1 NUMBER. The aggregate number of shares of Common Stock which may be issued under Options granted pursuant to the Plan shall not exceed 900,000 shares. Such shares may consist, in whole or in part, of authorized but unissued stock or treasury stock of the Company not reserved for any other purpose.

          5.2 UNUSED STOCK. If any outstanding Option under the Plan expires or for any other reason ceases to be exercisable, in whole or in part, other than upon exercise of the Option or a related Stock Appreciation Right, the shares which were subject to such Option and as to which the Option had not been exercised shall continue to be available under the Plan.

          5.3 ADJUSTMENT FOR CHANGE IN OUTSTANDING SHARES. If there is any change, increase or decrease, in the outstanding shares of Common Stock which is effected without receipt of additional consideration by the Company, by reason of a stock dividend (in excess of 2 percent), re-incorporation, reorganization, recapitalization, merger, consolidation, stock split, combination or exchange of stock, or other similar change in the capital structure of the Company, then in each such event, the Committee shall make an appropriate adjustment in the aggregate number of shares of stock available under the Plan, the number of shares of stock subject to each outstanding Option and the option prices in



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order to preserve but not to increase the benefits to an Optionee; provided, however, that fractional shares shall be rounded to the nearest whole share. The Committee's determinations in making adjustments shall be final and conclusive.

                             SECTION 6: ELIGIBILITY

          All full- or part-time salaried employees of the Company and its Subsidiaries who are responsible for the conduct and management of its business or who are involved in endeavors significant to its success shall be eligible to receive both Incentive Stock Options and Nonqualified Stock Options under the Plan. Consultants who are neither full- nor part-time salaried employees of the Company or its Subsidiaries but who are involved in endeavors significant to its success shall be eligible to receive Nonqualified Stock Options, but not Incentive Stock Options, under the Plan. Other than below-market Options granted to Non-Employee Directors in lieu of part or all of his or her Director fees in accordance with Subsection 7.8, Non-Employee Directors shall not be eligible to receive grants under the Plan.

                           SECTION 7: GRANT OF OPTIONS

          7.1 GRANT OF OPTIONS. Except for Options granted pursuant to Subsection 7.8, the Committee may from time to time in its discretion determine which of the eligible employees of the Company or its Subsidiaries should receive Options, the type of Options to be granted (whether Incentive Stock Options or Nonqualified Stock Options), the number of shares subject to such Options, and the dates on which such Options are to be granted. In the case of Incentive Stock Options, the aggregate fair market value (determined as of the time such option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an eligible employee in any calendar year (under this Plan and any other plans of the Company or its Affiliates) shall not exceed $100,000. If the aggregate fair market value of stock with respect to which Incentive Stock Options are exercisable by an Optionee for the first time during any calendar year exceeds $100,000, such Options shall be treated as Nonqualified Stock Options to the extent required by
Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted.

          7.2 OPTION AGREEMENT. Except for grants to Non-Employee Directors pursuant to Subsection 7.8, which shall be granted on the form of Option Agreement attached hereto as Exhibit A, the Option Agreement may contain such other terms, provisions and conditions as may be determined by the Committee not inconsistent with this Plan. If an Option, or any part thereof is intended to qualify as an Incentive Stock Option, the Option Agreement shall contain those terms and conditions which are necessary to so qualify it.

          7.3 OPTION PRICE. Except as provided for in Subsection 7.8 below, the option price per share of Common Stock under each Option shall be determined by the Committee and stated in the Option Agreement. Except as provided for in Subsection 7.8 below, the option price for Options granted under the Plan shall not be less than 100% of the fair market value (determined as of the day the Option is granted) of the shares subject to the Option.



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          7.4 DETERMINATION OF FAIR MARKET VALUE. If the Common Stock is listed upon an established stock exchange or exchanges, then the fair market value per share shall be deemed to be the mean between the highest and lowest quoted selling prices of the Common Stock on such stock exchange or exchanges on the day for which the determination is made, or if no sale of the Common Stock shall have been made on any stock exchange on that day, on the next preceding day on which there was such a sale. If the Common Stock is not listed upon an established stock exchange but is traded in the national over-the-counter market, the fair market value per share shall be deemed to be the closing price of the Common Stock in the national over-the-counter market on the day for which the determination is made, or if there shall have been no trading of the Common Stock on that day, on the next preceding day on which there was such trading. If the Common Stock is not listed upon an established stock exchange and is not traded in the national over-the-counter market, the fair market value per share shall be deemed to be an amount as determined by the Committee by applying any reasonable valuation method.

          7.5 DURATION OF OPTIONS. Each Option shall be of a duration as specified in the Option Agreement; provided, however, that the term of each Option shall be no more than ten years from the date on which the Option is granted and shall be subject to early termination as provided herein.

          7.6 ADDITIONAL LIMITATIONS ON GRANT. No Incentive Stock Option shall be granted to an employee who, at the time the Incentive Stock Option is granted, owns stock (as determined in accordance with Section 424(d) of the Code) representing more than 10% of the total combined voting power of all classes of stock of the Company, unless the option price of such Incentive Stock Option is at least 110% of the fair market value (determined as of the day the Incentive Stock Option is granted) of the stock subject to the Incentive Stock Option and the Incentive Stock Option by its terms is not exercisable more than five years from the date it is granted.

          7.7 OTHER TERMS AND CONDITIONS. Except for Options granted pursuant to Subsection 7.8, Options may contain such other provisions, which shall not be inconsistent with the Plan, as the Committee shall deem appropriate, including, without limitation, provisions that relate the Optionee's ability to exercise an Option to the passage of time or the achievement of specific goals established by the Committee.

          7.8 NON-EMPLOYEE DIRECTOR OPTIONS. Each Non-Employee Director may elect to receive below-market, Nonqualified Stock Options to purchase Common Stock of the Company in lieu of part or all of his or her Director fees. Such election must be made by June 30 of each year prior to the year services are provided. Such Options shall have an exercise price of eighty percent (80%) of the fair market value of the Common Stock on the grant date. The number of Options to be granted shall be determined by dividing the amount of the Director's fees (that the Director irrevocably elected to take in the form of below-market Options instead of cash) by the fair market value of a share of Common Stock on the date of the grant after subtracting the discounted option exercise price from such fair market value. These Options shall be granted at



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the end of each calendar quarter and shall be fully vested as of the date of grant; provided, however, said Options may not be exercised prior to six (6) months after the date of grant. The term of these Options shall be for ten years, and they shall not be transferable otherwise than by will or the laws of descent and distribution and may only be exercised by the Director, his or her guardian or legal representative during the exercise period as defined elsewhere herein, except as provided in the Option Agreement attached hereto as Exhibit A.

                         SECTION 8: EXERCISE OF OPTIONS

          8.1 MANNER OF EXERCISE. Subject to the limitations and conditions of the Plan or the Option Agreement, an Option shall be exercisable, in whole or in part, from time to time, by giving written notice of exercise to the President of the Company or the President's designee, which notice shall specify the number of shares of Common Stock to be purchased and shall be accompanied by payment in full to the Company of the purchase price of the shares to be purchased. Payment of the purchase price upon exercise of any Option granted under this Plan shall be made in cash, by Optionee's personal check, a certified check, bank draft, or postal or express money order payable to the order of the Company in lawful money of the United States (collectively, "Cash Consideration'); provided, however, that, except for Options granted under Subsection 7.8, the Committee, in its sole discretion, may permit an Optionee to pay the option price in whole or in part (a) with shares of Common Stock owned by the Optionee; (b) by delivery on a form prescribed by the Committee of an irrevocable direction to a securities broker approved by the Committee to sell shares of Common Stock and deliver all or a portion of the proceeds to the Company in payment for the Common Stock; or (c) in any combination of the foregoing. The exercise price of any Options granted under Subsection 7.8 shall be paid in Cash Consideration, the consideration specified in clauses (a) or (b) of the preceding sentence, or in any combination thereof. Any Common Stock used to exercise Options shall be valued at its fair market value on the date of the exercise of the Option.

          8.2 WITHHOLDING TAXES. No Common Stock shall be delivered under the Plan to any participant until the participant has made arrangements acceptable to the Committee for the satisfaction of federal, state, and local income and social security tax withholding obligations, including, without limitation, obligations incident to the receipt of Common Stock under the Plan or to the failure to satisfy the conditions for treatment as Incentive Stock Options under applicable tax law. Upon exercise of an Option, the Company may withhold from the Optionee an amount sufficient to satisfy federal, state and local income and social security tax withholding obligations.

          8.3 ACCELERATION OF EXERCISE PERIOD. Notwithstanding any vesting requirements contained in any Option Agreement, all outstanding Options shall become immediately exercisable (a) following the first purchase of Common Stock pursuant to a tender offer or exchange offer (other than an offer made by the Company) for all or part of the Common Stock, (b) at such time as a third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of shares of the Company having 25% or more of the total number of votes that may be cast for the



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election of Directors of the Company, (c) on the date on which the stockholders of the Company approve (i) any agreement for a merger or consolidation in which the Company will not survive as an independent, publicly owned corporation or
(ii) any sale, exchange or other disposition of all or substantially all of the Company's assets, or (d) on any date on which the persons who were the Directors of the Company 90 days prior to such date no longer constitute a majority of the Board of Directors of the Company or any successor to the Company. The Committee's reasonable determination as to whether such an event has occurred shall be final and conclusive.

                      SECTION 9: TERMINATION OF EMPLOYMENT

          9.1 TERMINATION UPON RETIREMENT OR WITH COMMITTEE APPROVAL. Upon termination of an Optionee's employment with the Company or a Subsidiary upon retirement at or after age 65 or under circumstances for which the Committee, either before or after the termination, has given its approval, and other than upon death or Disability, an Optionee may, at any time within three months after the date of termination but not later than the date of expiration of the Option, exercise the Option or Stock Appreciation Right to the extent the Optionee was entitled to do so on the date of termination. Any Options not exercisable as of the date of termination and any Options or portions of Options of terminated employees not exercised as provided herein shall terminate.

          9.2 TERMINATION BY DEATH OF OPTIONEE. If an Optionee dies while in the employ of the Company or a Subsidiary or within a period of three months after the termination upon retirement pursuant to Subsection 9.1 above of his employment with the Company or a Subsidiary, the personal representatives of the Optionee's estate or the person or persons who shall have acquired the Option from the Optionee by bequest or inheritance may exercise the Option or Stock Appreciation Right at any time within the year after the date of death but not later than the expiration date of the Option, to the extent the Optionee was entitled to do so on the date of death. Any Options not exercisable as of the date of death and any Options or portions of Options of deceased employees not exercised as provided herein shall terminate.

          9.3 TERMINATION BY DISABILITY OF OPTIONEE. Upon termination of an Optionee's employment with the Company or a Subsidiary by reason of the Optionee's Disability, the Optionee may exercise the Option or Stock Appreciation Right at any time within one year after the date of termination but not later than the expiration date of the Option, to the extent the Optionee was entitled to do so on the date of termination. Any Options not exercisable as of the date of termination under this Subsection 9.3 and any Options or portions of Options of disabled employees not exercised as provided herein shall terminate.

          9.4 OTHER TERMINATIONS. Upon termination of an Optionee's employment with the Company or a Subsidiary under circumstances other than those set forth in Subsections 9.1 through 9.3, Options granted to the Optionee shall terminate immediately.

          9.5 TERMINATION OF DIRECTORS AND CONSULTANTS. For purposes of this
Section 9, a termination of employment shall be deemed to include the



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termination of a Director's service as a member of the Board of Directors and the termination of a consulting arrangement in the case of consultants. The effect of the termination of a Non-Employee Director's service as a member of the Board of Directors on the exercisability of Options granted pursuant to Subsection 7.8 shall be determined in accordance with the terms of the Option Agreement evidencing such Options, attached hereto as Exhibit A.

                     SECTION 10:  NON-TRANSFERABILITY OF OPTION

          To the extent required by Rule 16b-3, no Option granted pursuant to this Plan shall be transferable by the holder except by operation of law or by will or the laws of descent and distribution; provided, that, if Rule 16b-3 is amended after the date of the Board's adoption of the Plan to permit broader transferability of Options under that Rule, (a) Options granted under Subsection
7.8 to Non-Employee Directors shall be transferable to the fullest extent permitted by Rule 16b-3 as so amended, (b) any other Option shall be transferable to the extent provided in the Option Agreement covering the Option, and the Committee shall have discretion to amend any such outstanding Option to provide for broader transferability of the Option as the Committee may authorize within the limitations of Rule 16b-3. Notwithstanding the foregoing, if required by the Code, each Incentive Stock Option under the Plan shall be transferable by the Optionee only by will or the laws of descent and distribution, and, during the Optionee's lifetime, shall be exercisable only by the Optionee. In the event of any Rule 16b-3 permitted transfer of an Option hereunder, the transferee shall be entitled to exercise the Option in the same manner and only to the same extent as the Optionee (or his personal representative or the person who would have acquired the right to exercise the Option by bequest or intestate succession) would have been entitled to exercise the Option had the Option not been transferred.

                      SECTION 11: STOCK APPRECIATION RIGHTS

          Except for Options granted pursuant to Subsection 7.8, any Option under the Plan may include a right (the "Stock Appreciation Right") to surrender to the Company all or a portion of the Option, to the extent the Option is then exercisable, and to receive in exchange a payment equal to the excess of the fair market value on the date preceding the date of surrender of the shares covered by the Option (or the portion that is surrendered) over the aggregate option price of such shares. Such payment shall be made by the Company in shares of Common Stock, in cash or partly in Common Stock and partly in cash, as the Committee in its sole discretion shall determine, whether before or after exercise of the Stock Appreciation Right. A Stock Appreciation Right may be granted by the Committee concurrently with the grant of the Option or thereafter by amendment to the Option. A Stock Appreciation Right may contain such terms and conditions, which shall not be inconsistent with the Plan, as the Committee shall deem appropriate, including, without limitation, a provision that limits the amount which may be paid in satisfaction of a Stock Appreciation Right to some multiple of the option exercise price of the underlying Option or a provision which limits the times at which a Stock Appreciation Right may be exercised. Shares subject to Options (or such portion of an Option that has been surrendered upon exercise of a Stock Appreciation Right) shall not thereafter be



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available for Option grants under the Plan.

                         SECTION 12: ISSUANCE OF SHARES

          12.1 TRANSFER OF SHARES TO OPTIONEE. As soon as practicable after the Optionee has given the Company written notice of exercise of an Option or Stock Appreciation Right and, upon exercise of an Option, has otherwise met the requirements of Subsections 8.1 and 8.2, the Company shall issue or transfer to the Optionee the number of shares of Common Stock as to which the Option has been exercised or with respect to which the Stock Appreciation Right will be paid and shall deliver to the Optionee a certificate or certificates therefor, registered in Optionee's name. In no event shall the Company be required to transfer fractional shares to the Optionee, and in lieu thereof, the Company may pay an amount in cash equal to the fair market value of such fractional shares on the date of exercise. If the issuance or transfer of shares by the Company would for any reason, in the opinion of counsel for the Company, violate any applicable federal or state laws or regulations, the Company may delay issuance or transfer of such shares to the Optionee until compliance with such laws can reasonably be obtained.

          12.2 INVESTMENT REPRESENTATION. Upon demand by the Company, the Optionee shall deliver to the Company a representation in writing that the purchase of all shares with respect to which notice of exercise of the Option or Stock Appreciation Right has been given by Optionee is being made for investment only and not for resale or with a view to distribution, and containing such other representations and provisions with respect thereto as the Company may require. Upon such demand, delivery of such representation promptly and prior to the transfer or delivery of any such shares and prior to the expiration of the Option period shall be a condition precedent to the right to purchase such shares.

                             SECTION 13: AMENDMENTS

          The Board of Directors may at any time and from time to time alter, amend, suspend or terminate the Plan or any part thereof as it may deem proper, except that no such action shall diminish or impair the rights under an Option previously granted; provided, however, that unless the stockholders of the Company shall have given their approval, the total number of shares for which Options may be issued under the Plan shall not be increased, except as provided in Subsection 5.3, and no amendment shall be made which reduces the price at which the Common Stock may be offered under the Plan below the minimum required by Subsection 7.3, except as provided in Subsection 5.3, or which materially modifies the requirements as to eligibility for participation in the Plan. Notwithstanding the foregoing provisions of this Section 13, the provisions set forth in Subsection 7.8 of the Plan (and any other sections of the Plan that affect the terms of Options granted to Non-Employee Directors required to be specified in the Plan by Rule 16b-3) shall not be amended periodically and in no event more than once every six months, other than to comport with changes to the Code, the Employee Retirement Income Security Act of 1974, as amended, or any applicable rules and regulations thereunder.



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                            SECTION 14: TERM OF PLAN

          This Plan shall terminate at midnight on February 11, 2006; provided, however, that the Board of Directors may at any time prior thereto suspend or terminate the Plan.

                        SECTION 15: RIGHTS AS STOCKHOLDER

          An Optionee shall have no rights as a stockholder of the Company with respect to any shares of Common Stock covered by an Option until the date of the issuance of the stock certificate for such shares.

                        SECTION 16: RULE 16B-3 COMPLIANCE

          Transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Board or the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board or the Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated therein in order to qualify the grants under Subsection 7.8 hereof as grants under a non-discretionary formula under Rule 16b-3 such provision (other than one relating to eligibility requirements, or the price and amount of awards) shall be deemed automatically to be incorporated by reference into the Plan with respect to grants of Options to Non-Employee Directors.

                            SECTION 17: GOVERNING LAW

          Options granted under this Plan shall be construed and shall take effect in accordance with the law of the State of Montana, except to the extent it is superseded by the laws of the United States.



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                            EXHIBIT A (of Appendix A)

                         RIBI IMMUNOCHEM RESEARCH, INC.
                 DIRECTORS' NON-QUALIFIED STOCK OPTION AGREEMENT


          This agreement (the "Agreement") is made as of _____________, 199__ (the "Grant Date") between Ribi ImmunoChem Research, Inc. (the "Company") and _________________ ("Optionee").

                                  WITNESSETH:

          WHEREAS, the Company has adopted the Ribi ImmunoChem Research, Inc. 1996 Stock Option Plan (the "Plan"), which Plan is incorporated in this Agreement by reference and made a part of it (capitalized terms shall have the meaning ascribed to them in the Plan);

          WHEREAS, the Plan provides for option grants to Non-Employee Directors of the Company;

          NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties to this Agreement hereby agree as follows:


          1. OPTION GRANT. The Company hereby grants to Optionee the right and option to purchase from the Company on the terms and conditions hereinafter set forth, all or any part of an aggregate of _________ Thousand (___________) shares of the Common Stock, $.001 par value, of the Company (the "Stock"). The exercise price of the Stock subject to this option shall be $_______ per share, which price is 80% of the per share fair market value as of the Grant Date.

          2. OPTION PERIOD. This option shall be exercisable only during the Option Period, and during such Option Period, the exercisability of the option shall be subject to the limitations of paragraph 3 and the vesting provisions of paragraph 4. The Option Period shall commence on the Grant Date and, except as provided in paragraph 3, shall end on the Terminal Date which shall be ten years from the Grant Date.

          3. LIMITS ON OPTION PERIOD. The Option Period may end before the Terminal Date, as follows:

               (a) If Optionee ceases to be a Director on the Company's Board of Directors (the "Board") for any reason other than cause, disability (within the meaning of subparagraph (c) below) or death during the Option Period, the Option Period shall terminate three months after the date Optionee ceases to be a Director or on the Terminal Date, whichever shall first occur, and the option shall be exercisable only to the extent exercisable under paragraph 4 on the date Optionee ceases to be a Director.

               (b) If Optionee dies while serving on the Board, the Option Period shall end one year after the date of death or on the Terminal Date,



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whichever shall first occur, and Optionee's executor or administrator or the person or persons to whom Optionee's rights under this option shall pass by will or by the applicable laws of descent and distribution may exercise this option only to the extent exercisable under paragraph 4 on the date of Optionee's death.

               (c) If Optionee ceases to be a Director by reason of disability, as defined below, the Option Period shall end one year after the date Optionee ceases to be a Director or on the Terminal Date, whichever shall first occur, and this option shall be exercisable only to the extent exercisable under paragraph 4 on the date Optionee ceases to be a Director. For purposes of this subparagraph (c), an individual is permanently and totally disabled if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. An individual shall not be considered to be permanently and totally disabled unless he or she furnishes proof of the existence thereof in such form and manner, and at such times, as the Board may require.

               (d) If Optionee is removed from the Board for cause during the Option Period, the Option Period shall terminate on the date of such Optionee's removal as a Director and shall not thereafter be exercisable to any extent.

          4. VESTING OF RIGHT TO EXERCISE OPTIONS. This option is fully vested; provided, however, said option may not be exercised prior to six (6) months following the Grant Date. No partial exercise of this option may be for less than five percent (5%) of the total number of shares then available under this option to purchase shares of Stock. In no event shall the Company be required to issue fractional shares. Notwithstanding the foregoing, all options granted under this Agreement shall be subject to the provisions of Subsection 8.3 of the Plan (relating to the acceleration of vesting upon the occurrence of certain events).

          5. METHOD OF EXERCISE. Optionee may exercise the option with respect to all or any part of the shares of Stock then subject to such exercise as follows:

               (a) By giving the President of the Company or the President's designee written notice of such exercise, specifying the number of such shares as to which this option is exercised. Such notice shall be accompanied by an amount equal to the exercise price of such shares, in the form of any one or combination of the following: (1) Cash Consideration; or (2) by delivery on a form prescribed by the Committee of an irrevocable direction to a securities broker approved by the Committee to sell shares of Stock and deliver all or a portion of the proceeds to the Company in payment for the Stock.

               (b) If required by the Company, Optionee shall give the Company satisfactory assurance in writing, signed by Optionee or Optionee's legal representative, as the case may be, that such shares are being purchased for investment and not with a view to the distribution thereof, provided that such assurance shall be deemed inapplicable to (1) any sale of such shares by such

Optionee made in accordance with the terms of a registration statement covering such sale, which has heretofore been (or may hereafter be) filed and become effective under the Securities Act of 1933, as amended, and with respect to which no stop order suspending the effectiveness thereof has been issued, and
(2) any other sale of such shares with respect to which, in the opinion of counsel for the Company, such assurance is not required to be given in order to comply with the provisions of the Securities Act of 1933, as amended.

               (c) As soon as practicable after receipt of the notice required in paragraph 5(a) and satisfaction of the conditions set forth in paragraph 5(b), the Company shall, without transfer or issue tax and without other incidental expense to Optionee, deliver to Optionee at the office of the Company, at 553 Old Corvallis Road, Hamilton, Montana 59840, attention of the Corporate Secretary, or such other place as may be mutually acceptable to the Company and Optionee, a certificate or certificates of such shares of Stock; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with applicable registration requirements under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, any applicable listing requirements of any national securities exchange, and requirements under any other law or regulation applicable to the issuance or transfer of such shares. If Optionee fails to accept delivery of and pay for all or any part of the number of shares specified in such notice upon tender or delivery thereof, Optionee's right to purchase such shares may be terminated by the Company at its election.

          6. CHANGES IN CAPITALIZATION. If there should be any change in a class of Stock subject to this option, through merger, consolidation, reorganization, recapitalization, re-incorporation, stock split, stock dividend (in excess of 2 percent) or other change in the capital structure of the Company, the Company shall make appropriate adjustments in order to preserve, but not to increase, the benefits to Optionee, including adjustments of the number and kind of shares of such Stock subject to this option and of the price per share. Any adjustment made pursuant to this paragraph 6 as a consequence of a change in the capital structure of the Company shall not entitle Optionee to acquire a number of shares of such Stock of the Company or shares of stock of any successor company greater than the number of shares Optionee would receive if, prior to such change, Optionee had actually held a number of shares of such Stock equal to the number of shares subject to this option.

          7. LIMITATIONS ON TRANSFER. To the extent required by Rule 16b-3 of the Exchange Act, no Option shall be transferable by an Optionee other than by operation of law or by will or by the laws of descent or distribution; provided that, if Rule 16b-3 is amended after the Board's adoption of the Plan to permit greater transferability of an Option, the Option hereunder shall be transferable to the fullest extent provided by Rule 16b-3 as so amended. In the event of any Rule 16b-3 permitted transfer of the Option, the transferee shall be entitled to exercise the Option in the same manner and only to the same extent as the Optionee (or his personal representative or the person who would have acquired the right to exercise the Option by bequest or intestate succession) would have been entitled to exercise the Option had the Option not been transferred.

          8. NO STOCKHOLDER RIGHTS. Neither Optionee nor any person entitled to exercise Optionee's rights in the event of Optionee's death shall have any of the rights of a stockholder with respect to the shares of Stock subject to this option except to the extent the certificates for such shares shall have been issued upon the exercise of this option.

          9. NOTICE. Any notice required to be given under the terms of this Agreement shall be addressed to the Company in care of its President at the office of the Company at 553 Old Corvallis Road, Hamilton, Montana 59840, and any notice to be given to Optionee shall be addressed to Optionee at the address given by Optionee beneath Optionee's signature to this Agreement, or such other address as either party to this Agreement may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified and deposited (postage and registration or certification fee prepaid) in a post office or branch post office regularly maintained by the United States.

          10. SUCCESSORS. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company. Where the context permits, "Optionee" as used in this Agreement shall include Optionee's executor, administrator or other legal representative or the person or persons to whom Optionee's rights pass by will or the applicable laws of descent and distribution.

          11. WITHHOLDING. Optionee agrees to make appropriate arrangements with the Company for satisfaction of any applicable federal, state or local income tax withholding requirements or social security requirements.

          12. APPLICABLE LAW. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of Montana.

          IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first written above.

                                        Ribi ImmunoChem Research, Inc.,
                                        a Delaware corporation

                                        By_________________________________

                                        ___________________________________

                                        __________________________,Optionee

                                        Address:



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